                                                                   EXHIBIT 10.30

                              UOL PUBLISHING, INC.

            SERIES C PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT


         This Series C Preferred Stock and Warrant Purchase Agreement (the "Agreement") is entered into as of the 27th day of March 1998, by and among UOL Publishing, Inc., a Delaware corporation (the "Company"), and the parties listed on Exhibit A hereto (the "Purchasers").

         WHEREAS, the Company desires to enter into this Agreement with the Purchasers to sell and issue shares of its Series C Preferred Stock (as defined below), together with warrants (the "Warrants") to purchase shares of its Common Stock (as defined below), to the Purchasers; and

         WHEREAS, the Purchasers desire to enter into this Agreement to acquire shares of Series C Preferred Stock of the Company and the Warrants on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties to this Agreement mutually agree as follows:

         1.      AUTHORIZATION AND SALE.

                 1.1 AUTHORIZATION. The Company has authorized the issuance and sale of up to an aggregate of 1,000,000 shares of its Series C Convertible Preferred Stock, $0.01 par value per share (the "Series C Preferred Stock"), having substantially the rights, preferences, privileges and restrictions set forth in the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock in substantially the form attached hereto as Exhibit B (the "Certificate of Designations").

                 1.2 SALE. Subject to the terms and conditions hereof, each Purchaser agrees to purchase from the Company and the Company agrees to sell and issue to each such Purchaser that number of shares of Series C Preferred Stock as set forth on Exhibit A hereto (the "Shares") and Warrants (in substantially the form attached hereto as Exhibit C) to purchase up to that number of shares of common stock, $0.01 par value per share, of the Company (the "Common Stock") set forth on Exhibit A hereto (the "Warrant Shares"), at a purchase price of $8.4625 for each Share and Warrant together.

         2.      CLOSINGS; DELIVERY.

                 2.1 CLOSINGS. The initial closing of the purchase and sale of the Shares and Warrant under this Agreement shall take place at 2:00 p.m. (Eastern time) on March 31, 1998 at the offices of Wyrick Robbins Yates & Ponton LLP, 4101 Lake Boone Trail, Suite 300, Raleigh, North Carolina, or at such other time and place as the Company and the Purchaser may agree.

Additional Purchasers may enter into this Agreement with the Company's consent and additional Shares and Warrants sold (up to a maximum of 1,000,000 Shares and the same number of Warrants) at additional closings (each closing hereunder, a "Closing").

                 2.2 DELIVERY. At each Closing, subject to the terms and conditions hereof, the Company will deliver to the relevant Purchaser(s) certificates representing the Shares and Warrants to be purchased by such Purchaser(s) from the Company at such Closing, dated the date of such Closing, against payment of the purchase price therefor payable as of the date of such Closing by check or wire transfer.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser as follows:

                 3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as currently proposed to be conducted. The Company is duly qualified and authorized to do business, and is in good standing as a foreign corporation, in Virginia and in each other jurisdiction where the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except where a failure to do so would not have a material adverse effect on the Company.

                 3.2 CAPITALIZATION. The authorized capital of the Company, immediately prior to the Closing, will consist of: 1,000,000 shares of Series C Convertible Preferred Stock, $0.01 par value per share, no shares of which are issued and outstanding; 9,000,000 shares of undesignated Preferred Stock, $0.01 par value per share; and 36,000,000 shares of Common Stock, $0.01 par value per share, 3,819,467 of which are issued and outstanding as of March 25, 1998.

         All of the outstanding shares of Common Stock and Preferred Stock that have been duly authorized and validly issued, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws. The Company has duly and validly reserved (i) the Shares for issuance as contemplated hereby, (ii) an appropriate number of shares of Common Stock for issuance upon conversion of the Shares, (iii) an appropriate number of shares of Common Stock for issuance upon exercise of the Warrants and (iv) 1,951,452 shares of Common Stock for issuance upon exercise of warrants issued to certain stockholders of the Company and options granted to officers, directors, employees and consultants of the Company under the Company's stock option plan. Except for the conversion rights associated with the Series C Preferred Stock and the rights created under this Agreement and the Registration Rights Agreement in substantially the form attached hereto as Exhibit D (the "Rights Agreement"), and except as disclosed in the SEC Filings (as defined below), there are no outstanding rights of first refusal, preemptive rights or other rights, options, warrants, conversion rights or other agreements, either directly or indirectly, for the purchase or acquisition from the Company of any shares of its capital stock.

                 3.3 AUTHORIZATION. All corporate action on the part of the Company and its directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Rights Agreement, the performance of all the Company's obligations hereunder and thereunder, and the authorization, issuance, sale and delivery of the Shares and Warrants and the Common Stock issuable upon conversion or exercise thereof, as the case may be (the "Underlying Common Stock"), has been taken. Each of this Agreement and the Rights Agreement, when executed and delivered by the Company and the respective other parties thereto, shall constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules and laws governing specific performance, injunctive relief and other equitable remedies.

                 3.4 VALIDITY OF THE SHARES. The Shares and Warrants and the Underlying Common Stock, when issued pursuant to the terms of the Certificate of Designations and the Warrants, as appropriate, will be validly issued, and fully paid and nonassessable and will be free of any liens or encumbrances; provided, however, that the Shares and Warrants and the Underlying Common Stock may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein.

                 3.5 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation of any provisions of its Certificate of Incorporation or its Bylaws as amended, or of any provisions of any material agreement or any judgment, decree or order by which it is bound or any statute, rule or regulation applicable to the Company. Subject to the compliance with such filings as may be required to be made with the Securities and Exchange Commission (the "SEC"), the National Association of Securities Dealers, Inc. (the "NASD") and certain state securities commissions, the execution, delivery and performance of this Agreement and the Rights Agreement and the issuance and sale of the Shares and Warrants pursuant hereto, and the issuance of the Underlying Common Stock pursuant to the Certificate of Designations and the Warrants, will not result in any such violation or be in conflict with or constitute a default under any such provisions or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.

                 3.6 GOVERNMENTAL CONSENTS. All consents, approvals, orders or authorization of, or registrations, qualifications, designations, declarations or filings with, any federal or state governmental authority on the part of the Company required in connection with the valid execution and delivery of this Agreement and the Rights Agreement, the offer, sale or issuance of the Shares, the Warrant and the Underlying Common Stock, or the consummation of any other transaction contemplated hereby, have been obtained, except for notices required to be filed with the SEC, the NASD and certain state securities commissions thereafter, which notices will be filed on a timely basis.

                 3.7 ACCURACY OF REPORTS. All reports (the "SEC Filings") required to be filed by the Company within the year prior to the date of this Agreement under the Securities Exchange Act of 1934, have been duly filed, were in substantial compliance with the requirements of their respective forms, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                 3.8 FINDERS' FEES. The Company (a) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (b) hereby agrees to indemnify and to hold the Purchasers harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its employees or representatives are responsible.

                 3.9 DISCLOSURE. No representation or warranty of the Company contained in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

         4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby represents and warrants to the Company as follows:

                 4.1 POWER AND AUTHORITY. It has the requisite power and authority to enter into this Agreement and the Rights Agreement, to purchase the Shares and Warrants and to carry out and perform its obligations under the respective terms of this Agreement and the Rights Agreement.

                 4.2 DUE EXECUTION. Each of this Agreement and the Rights Agreement has been duly authorized, executed and delivered by it, and, upon due execution and delivery by the Company, will be a valid and binding agreement of it, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules and laws governing specific performance, injunctive relief and other equitable remedies.

                 4.3  INVESTMENT REPRESENTATIONS.

                          (a) This Agreement is made with such Purchaser in
reliance upon such Purchaser's representation to the Company, which by its acceptance hereof such Purchaser hereby confirms, that the Shares and Warrants to be received by it will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling, granting participation in, or otherwise distributing the same, but subject nevertheless to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Agreement, such Purchaser further represents that it does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer or grant participations to such person, or to any third person, with respect to any of the Shares, the Warrants or any Underlying Common Stock.

                          (b)  Such Purchaser understands that the Shares, the
Warrants and the Underlying Common Stock have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), on the grounds that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act, and that the Company's reliance on such exemption is predicated in part upon the Purchaser's representations and warranties set forth herein. Such Purchaser realizes that the basis for such exemption may not be present in the event that, notwithstanding such representations and warranties, such Purchaser has in mind merely acquiring the Shares for a fixed or determined period in the future, or for a market rise, or for sale if the market does not rise. Such Purchaser does not have any such intention.

                          (c)  Such Purchaser represents that it is experienced
in evaluating companies such as the Company, is able to fend for itself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment. Such Purchaser further represents that it has had the opportunity to consult with its own legal counsel with respect hereto, and has had access, during the course of the transactions and prior to its purchase of the Shares and Warrants, to all such information as it deemed necessary or appropriate (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) and that it has had, during the course of the transactions and prior to its purchase of the Shares and Warrants, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access.

                          (d)  Such Purchaser understands that the Shares, the
Warrants and the Underlying Common Stock may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or the Warrants (or the Underlying Common Stock) or an available exemption from registration under the Securities Act, the Shares and Warrants (and the Underlying Common Stock) must be held indefinitely. In particular, such Purchaser is aware that the Shares and Warrants (and the Underlying Common Stock) may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Such Purchaser represents that, in the absence of an effective registration statement covering the Shares or the Warrants (or the Underlying Common Stock) it will sell, transfer or otherwise dispose of the Shares or the Warrants (or the Underlying Common Stock) only in a manner consistent with its representations set forth herein.

                          (e)  Such Purchaser agrees that in no event will it
make a transfer or disposition of any of the Shares or the Warrants, or the Underlying Common Stock, other than in compliance with all applicable laws.

                          (f)  Such Purchaser understands that each certificate
representing the Shares, the Warrants or the Underlying Common Stock will be endorsed with restrictive legends as required by applicable state securities laws and substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE

"SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

                 4.4 GOVERNMENT CONSENTS. No consent, approval or authorization of, or designation, declaration or filing with, any state, federal or foreign governmental authority on the part of such Purchaser because of any special characteristic of such Purchaser is required in connection with the valid execution and delivery of this Agreement by such Purchaser or the consummation by such Purchaser of the transactions contemplated hereby; provided, however, that such Purchaser makes no representations as to compliance with applicable state securities laws.

                 4.6 FINDERS' FEES. Such Purchaser (a) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (b) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its employees or representatives are responsible.

         5. CONDITIONS TO THE PURCHASERS' OBLIGATIONS AT A CLOSING. The obligations of a Purchaser to purchase the Shares and Warrants at a Closing are subject to the fulfillment on or before such Closing of each of the following conditions:

                 5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 3 shall be true in all material respects on and as of such Closing with the same force and effect as if they had been made at such Closing.

                 5.2 PERFORMANCE. The Company shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it on or before such Closing.

                 5.3 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required prior to and in connection with the lawful issuance and sale of the Shares and Warrants pursuant to this Agreement shall have been duly obtained and shall be effective on and as of such Closing.

                 5.4 LEGAL INVESTMENT. At the time of such Closing, the purchase of the Shares and Warrants by the Purchaser hereunder shall be legally permitted by all laws and regulations to which it or the Company are subject.

                 5.5 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at such Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser, and the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

                 5.6 RIGHTS AGREEMENT. The Company shall have executed and delivered the Rights Agreement.

         6. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT A CLOSING. The obligations of the Company to issue and sell Shares and Warrants at a Closing are subject to the fulfillment on or before such Closing of each of the following conditions:

                 6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers contained in Section 4 shall be true in all material respects on and as of such Closing with the same force and effect as if they had been made at such Closing.

                 6.2 PERFORMANCE. The Purchasers shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it on or before such Closing.

                 6.3 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required prior to and in connection with the lawful issuance and sale of the Shares and Warrants pursuant to this Agreement shall have been duly obtained and shall be effective on and as of such Closing.

                 6.4 LEGAL INVESTMENT. At the time of such Closing, the purchase of the Shares and Warrants by the Purchasers hereunder shall be legally permitted by all laws and regulations to which they or the Company are subject.

         7.  MISCELLANEOUS.

                 7.1 ENTIRE AGREEMENT; EFFECTIVENESS. This Agreement and the documents referred to herein constitute the entire agreement among the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                 7.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware.

                 7.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 7.4 HEADINGS. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                 7.5 NOTICES. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, or sent by confirmed telecopy, addressed (a) if the Company, at

                              UOL Publishing, Inc.
                        8251 Greensboro Drive, Suite 500
                            McLean, Virginia  22102
                             Attention:  President

                                 With a copy to

                             Larry E. Robbins, Esq.
                       Wyrick Robbins Yates & Ponton LLP
                        4101 Lake Boone Trail, Suite 300
                      Raleigh, North Carolina  27607-7506

or at such other address as the Company shall have furnished to a Purchaser in writing, and (b) if to a Purchaser, at its address on the books and records of the Company.

                 7.6 ATTORNEYS' FEES. Should any litigation or arbitration be commenced between the parties hereto concerning this Agreement, the party prevailing in such litigation or arbitration shall be entitled, in addition to such other relief as may be granted, to a reasonable sum for attorneys' fees and costs in such litigation or arbitration, which fees and costs shall be determined by the court or arbitrator, as the case may be.

                 7.7 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and any Closing. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties made by the Company hereunder as of the date of such certificate or instrument.

                 7.8 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 7.9 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to the Company or a Purchaser or any subsequent holder of any Shares or Warrants upon any breach, default or noncompliance of a Purchaser, any subsequent holder of any Shares or Warrants or the Company under this Agreement, the Certificate of Designations, or the Warrants, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of the Company or a Purchaser of any breach, default or noncompliance under this Agreement or under the Certificate of Designations or any waiver on the Company's or a Purchaser's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, the Certificate of Designations or the Warrants, by law, or otherwise afforded to the Company and the Purchasers, shall be cumulative and not alternative.

                 7.10 INFORMATION CONFIDENTIAL. Each Purchaser acknowledges that this Agreement and all attachments hereto are confidential and for such Purchaser's use only, and it will refrain from using such information and any Company confidential information obtained by it pursuant to Section 7.13 hereof (collectively, "Confidential Information") or reproducing, disclosing or disseminating Confidential Information to any other person (other than its employees, affiliates, agents or partners having a need to know the contents of such information and its attorneys), except in connection with the enforcement of rights under this Agreement, unless the Company has made such information available to the public generally or it is required by a governmental body to disclose such information.

                 7.11 AMENDMENTS AND WAIVERS. Except as otherwise expressly provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company and the Purchaser to be bound, or Purchasers holding a majority of the Shares and Warrants, on an as-converted to or exercised for Common Stock basis, and the Underlying Common Stock. Any amendment or waiver effected in accordance with this Section shall be binding upon the Purchasers and each transferee of the Shares, the Warrants and Underlying Common Stock.

                 7.12 EXPENSES. The Company and each of the Purchasers shall bear his, her or its own expenses with respect to this Agreement and the transactions contemplated hereby.

         IN WITNESS WHEREOF, the parties have executed this Series C Preferred Stock Purchase Agreement as of the date first above written.


COMPANY:                                   UOL PUBLISHING, INC.




                                           ----------------------------------
                                           Carl N. Tyson,
                                           President




PURCHASER:
                                           ----------------------------------

                                           By:
                                                  ---------------------------

                                           Name:
                                                  ---------------------------

                                           Title:
                                                   --------------------------

                             SCHEDULE OF PURCHASERS




               ----------------------------------------------------------------------------------------------------------
                                                                                # OF                 SHARES OF
                                                                                PREFERRED            COMMON STOCK
                                                            AMOUNT              SHARES               UNDERLYING
                 PURCHASERS                                 INVESTED            ISSUED               WARRANTS
               ----------------------------------------------------------------------------------------------------------
                 Barry K. Fingerhut                           $    320,000.97               37,814              37,814
                 c/o GEO Capital Corp.
                 767 Fifth Avenue, 45th Floor
                 New York, New York  10153
               ----------------------------------------------------------------------------------------------------------
                 Fingerhut, Marocco & Senchak                 $     24,998.23                2,954               2,954
                 c/o GEO Capital Corp.
                 767 Fifth Avenue, 45th Floor
                 New York, New York  10153
               ----------------------------------------------------------------------------------------------------------
                 Hermes Investment Group, Inc.                $  2,250,001.00              265,879             265,879
                 c/o Dr. John Sperling
                 The Apollo Group
                 4615 East Elwood
                 Phoenix, Arizona  85040
               ----------------------------------------------------------------------------------------------------------
                 Eli Levitin                                  $     24,998.23                2,954               2,954
                 One State Street Plaza, 29th Floor
                 New York, New York  10004
               ----------------------------------------------------------------------------------------------------------
                 Dana Lieber                                  $     29,999.56                3,545               3,545
                 c/o GEO Capital Corp.
                 767 Fifth Avenue, 45th Floor
                 New York, New York  10153
               ----------------------------------------------------------------------------------------------------------
                 Irwin Lieber                                 $    124,999.58               14,771              14,771
                 c/o GEO Capital Corp.
                 767 Fifth Avenue, 45th Floor
                 New York, New York  10153
               ----------------------------------------------------------------------------------------------------------
                 Jonathan Lieber                              $     24,998.23                2,954               2,954
                 c/o GEO Capital Corp.
                 767 Fifth Avenue, 45th Floor
                 New York, New York  10153
               ----------------------------------------------------------------------------------------------------------
                 Seth Lieber                                  $     24,998.23                2,954               2,954
                 c/o GEO Capital Corp.
                 767 Fifth Avenue, 45th Floor
                 New York, New York  10153
               ----------------------------------------------------------------------------------------------------------
                 Errol Rudman                                 $     13,540.00                1,600               1,600
                 Rudman Partners, L.P.
                 1114 Avenue of the Americas
                 New York, New York  10036
               ----------------------------------------------------------------------------------------------------------
                 Rudman Partners, L.P.                        $     86,461.36               10,217              10,217
                 1114 Avenue of the Americas
                 New York, New York  10036
               ----------------------------------------------------------------------------------------------------------
                 Seneca Ventures                              $     49,996.45                5,908               5,908
                 c/o Barry Rubenstein
                 68 Wheatley Road
                 Brookville, New York  11545
               ----------------------------------------------------------------------------------------------------------
                 Victoria Transport Corporation               $     49,996.45                5,908               5,908
               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------
                                                                                # OF                 SHARES OF
                                                                                PREFERRED            COMMON STOCK
                                                            AMOUNT              SHARES               UNDERLYING
                 PURCHASERS                                 INVESTED            ISSUED               WARRANTS
               ----------------------------------------------------------------------------------------------------------
                 Fabrikant International Corporation
                 1370 Avenue of the Americas, 25th Floor
                 New York, New York  10019
               ----------------------------------------------------------------------------------------------------------
                 Wheatley Foreign Partners, L.P.               $   125,287.31               14,805              14,805
                 c/o Wheatley Partners, LLC
                 80 Cutter Mill Road, Suite 311
                 Great Neck, New York  11021
               ----------------------------------------------------------------------------------------------------------
                 Wheatley Partners, L.P.                       $ 1,474,726.00              174,266             174,266
                 80 Cutter Mill Road, Suite 311
                 Great Neck, New York 11021
               ----------------------------------------------------------------------------------------------------------
                 Aaron Wolfson                                 $    50,004.91                5,909               5,909
                 One State Street Plaza, 29th Floor
                 New York, New York  10004
               ----------------------------------------------------------------------------------------------------------
                 Abraham Wolfson                               $    24,998.23                2,954               2,954
                 One State Street Plaza, 29th Floor
                 New York, New York  10004
               ----------------------------------------------------------------------------------------------------------
                 Morris Wolfson                                $    24,998.23                2,954               2,954
                 One State Street Plaza, 29th Floor
                 New York, New York  10004
               ----------------------------------------------------------------------------------------------------------
                 Wolfson Equities                              $   375,007.22               44,314              44,314
                 One State Street Plaza, 29th Floor
                 New York, New York  10004
               ----------------------------------------------------------------------------------------------------------
                 Woodland Partners                             $   149,997.81               17,725              17,725
                 c/o Barry Rubenstein
                 68 Wheatley Road
                 Brookville, New York  11545
               ----------------------------------------------------------------------------------------------------------
                 Woodland Venture Fund                         $    49,996.45                5,908               5,908
                 c/o Barry Rubenstein
                 68 Wheatley Road
                 Brookville, New York  11545
               ----------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------
                 TOTALS                                         $5,300,004.45              626,293             626,293
               ----------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------





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